Exhibit 99
GE HealthCare
Recast Unaudited Historical Financial Information Reflecting the Company’s New Reportable Segment Structure

In the second quarter of 2026, we made a strategic change to our executive leadership and to our segments, combining our Imaging and Advanced Visualization Solutions businesses into a new operating and reportable segment, Advanced Imaging Solutions (“AIS”). This change positions the Company to enhance execution, accelerate innovation, and create efficiencies.

Following this organizational change, the Company has three reportable segments: AIS, Pharmaceutical Diagnostics (“PDx”), and Patient Care Solutions (“PCS”), which is aligned with how the Chief Operating Decision Maker reviews the business for the purpose of assessing performance and allocating resources. These segments have been identified based on the nature of the products sold and how the Company manages its operations. We have not aggregated any of our operating segments to form reportable segments. Our PDx and PCS reportable segments operate as described in the “Business” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

ADVANCED IMAGING SOLUTIONS.

Our AIS segment provides diagnostic, interventional, and digital imaging technologies designed to support clinical decision-making across the care continuum, from screening and diagnosis through treatment and follow-up. The AIS segment has a product portfolio that serves customers across three core areas: Radiology, Specialized Ultrasound, and Procedural Guidance. Radiology was formerly reported as our Imaging business, while Specialized Ultrasound and Procedural Guidance were previously reported in our AVS business. Our products support providers in the delivery of care for a broad spectrum of clinical specialties, including oncology, cardiology, neurology, nuclear medicine, orthopedics, women’s health, pediatrics, and surgery.

Radiology includes the following product lines.
•Computed Tomography (“CT”) scans render 3D anatomical images of structures, such as bone, soft tissue, and air cavities using an X-ray tube that rotates around a patient. The images are used in a wide variety of applications, including the detection of tumors or lesions, blocked blood vessels in the brain, abnormal heart conditions, complex bone fractures, and internal injuries from trauma. Our comprehensive CT portfolio includes multi-purpose and specialty scanners.
•Magnetic Resonance (“MR”) is a non-invasive imaging technology that produces detailed anatomical images of almost every internal structure in the human body, such as the brain, spinal cord, heart, breast, kidneys, muscles, ligaments, and tendons. MR can also be used for functional imaging, and it is well-suited for disease detection, diagnosis, and treatment monitoring of a variety of conditions, including stroke, cancer, trauma, aneurysm, multiple sclerosis, cardiomyopathy, and congenital disorders. Our MR portfolio includes scanners for a range of clinical capabilities through different bore sizes, magnetic field strengths, and scalable platforms.
•Molecular Imaging (“MI”) enables the visualization, characterization, and quantification of functional processes taking place at the cellular and subcellular levels within patients. The images produced by MI systems allow clinicians to study the cellular and molecular pathways and mechanisms of disease in patients. We offer a complete MI solution from cyclotrons, chemistry synthesis, positron emission tomography (“PET”), CT, single-photon emission computed tomography, PET/MR, and nuclear medicine to advanced digital and AI-enabled solutions. Our MI team works closely with the PDx segment and their innovations and collaborations with pharmaceutical companies.
•Solutions for Enterprise Imaging provides a portfolio of cloud-enabled, AI-powered software that enables healthcare organizations to capture, manage, and integrate medical imaging and related clinical data across the enterprise. These solutions support radiology, cardiology, and other imaging specialties by streamlining workflows, improving clinician productivity, and enhancing care coordination across hospital, outpatient, and ambulatory settings. The portfolio is designed to evolve over time through software upgrades and new capabilities, helping customers address workforce challenges and improve patient outcomes.
•Women’s Health products use X-ray technology to help clinicians screen for and diagnose breast cancer as well as bone and metabolic diseases in women. The product portfolio includes imaging and biopsy positioning systems designed to image the breast and dual energy X-ray absorptiometry scanners designed to image bones with low mineral density.
•X-ray systems are used by clinicians to perform first-line diagnostic imaging examinations of anatomical structures in the body, such as bones, lungs, and the gastrointestinal tract. Our X-ray product portfolio includes systems for three distinct clinical situations: fixed room radiography products installed in hospitals and imaging centers; mobile radiography products used for bedside or other point-of-care imaging needs; and fluoroscopy products installed in hospitals for dynamic or “moving” X-ray imaging in applications like gastrointestinal examinations.

Procedural Guidance includes the following product lines.
•CardioVascular and Interventional Solutions provides clinicians with innovative solutions that enhance diagnoses, intervention, treatment, and monitoring in therapeutic areas such as cardiology in the catheterization labs, peripheral vascular, neurovascular, interventional radiology, and oncology. Our integrated portfolio of ultrasound systems for assessing cardiac structure and function, alongside advanced real-time X-ray imaging systems, combines innovative imaging technology, intelligent workflows, and ergonomic design to help healthcare providers deliver care with greater confidence and efficiency. Together, these solutions support image-guided therapy across the full spectrum of interventional procedures.
•Surgical Innovations products are used in the procedural environment and include a broad portfolio of advanced mobile surgical C-arms that meet clinical needs for surgical imaging and are designed to be easily maneuverable in operating rooms and adaptable for various surgical procedures. Surgical visualization and guidance technology expands the use of ultrasound beyond diagnostics to provide real-time information during procedures to help guide interventions and navigate inside the human body.

Specialized Ultrasound includes the following product lines.
•Comprehensive Care Ultrasound includes systems that produce images to support precise screening, diagnosis, monitoring, and treatment across the whole body, including liver, thyroid, kidney, breast, vascular, and transcranial applications. These systems include point-of-care and handheld ultrasound devices to support clinical decision-making throughout various care pathways in diverse sites of care. Our systems combine high image quality with comprehensive clinical tools including measurement quantification, workflow automation, cross-modality networking, real-time and AI-enabled scan guidance, and cloud-based technologies with versatility, accessibility, and portability required to deliver care.
•Women’s Health Ultrasound provides systems to support obstetrics, gynecology, and reproductive medicine. These care areas require specially designed ultrasound products that account for patient comfort and workflow constraints to enable practitioners to provide higher-quality screening, exams, and procedural care, and give clinicians images with the clarity and definition they need to focus on early detection and intervention.

Tables throughout this document are presented in millions of U.S. dollars unless otherwise stated and certain columns and rows may not sum due to the use of rounded numbers. Percentages presented are calculated from the underlying whole-dollar amounts.

The tables below reflect our unaudited historical financial results recast to conform to the new segment structure.

Total Revenues by Segment	For the three months ended
Unaudited	March 31, 2026
AIS:
Radiology	$2,299
Procedural Guidance	719
Specialized Ultrasound	622
Total AIS	3,640
Total PDx	770
PCS:
Monitoring Solutions	519
Life Support Solutions	185
Total PCS	704
Other(1)	18
Total revenues	$5,131
(1) Financial information not presented within the reportable segments, shown within the Other category, represents HealthCare Financial Services (“HFS”), which does not meet the definition of an operating segment.

Total Revenues by Segment	For the three months ended				For the year ended
Unaudited	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
AIS:
Radiology	$2,140	$2,204	$2,349	$2,552	$9,245
Procedural Guidance	641	660	662	789	2,752
Specialized Ultrasound	598	630	638	735	2,601
Total AIS	3,379	3,493	3,649	4,077	14,599
Total PDx	632	729	749	790	2,900
PCS:
Monitoring Solutions	556	578	544	577	2,256
Life Support Solutions	197	200	187	247	831
Total PCS	753	778	731	825	3,086
Other(1)	13	6	15	7	40
Total revenues	$4,777	$5,007	$5,143	$5,698	$20,625
(1) Financial information not presented within the reportable segments, shown within the Other category, represents HFS, which does not meet the definition of an operating segment.

Total Revenues by Segment	For the three months ended				For the year ended
Unaudited	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
AIS:
Radiology	$2,062	$2,171	$2,229	$2,393	$8,855
Procedural Guidance	651	668	647	744	2,711
Specialized Ultrasound	576	581	569	696	2,420
Total AIS	3,289	3,419	3,445	3,833	13,986
Total PDx	599	639	625	646	2,508
PCS:
Monitoring Solutions	527	538	556	574	2,194
Life Support Solutions	220	235	223	253	931
Total PCS	747	772	779	827	3,125
Other(1)	15	9	15	13	52
Total revenues	$4,650	$4,839	$4,863	$5,319	$19,672
(1) Financial information not presented within the reportable segments, shown within the Other category, represents HFS, which does not meet the definition of an operating segment.

Significant Expenses by Segment	For the three months ended
March 31, 2026
AIS:
Cost of sales	$2,204
Other segment items(1)	957
Total AIS	$3,161
PDx:
Cost of sales	$406
Other segment items(1)	167
Total PDx	$573
PCS:
Cost of sales	$481
Other segment items(1)	213
Total PCS	$694
(1) Other segment items for each segment includes selling, general, administrative, research, and development related expenses, as well as other segment income and expenses.

Significant Expenses by Segment	For the three months ended				For the year ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
AIS:
Cost of sales	$1,951	$2,106	$2,218	$2,452	$8,727
Other segment items(1)	968	932	920	984	3,804
Total AIS	$2,919	$3,039	$3,138	$3,436	$12,532
PDx:
Cost of sales	$294	$371	$384	$400	$1,450
Other segment items(1)	133	144	145	156	579
Total PDx	$428	$516	$529	$556	$2,028
PCS:
Cost of sales	$481	$507	$503	$538	$2,028
Other segment items(1)	224	212	201	212	849
Total PCS	$705	$719	$703	$750	$2,877
(1) Other segment items for each segment includes selling, general, administrative, research, and development related expenses, as well as other segment income and expenses.

Significant Expenses by Segment	For the three months ended				For the year ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
AIS:
Cost of sales	$1,936	$2,004	$1,995	$2,173	$8,108
Other segment items(1)	931	952	932	984	3,798
Total AIS	$2,867	$2,956	$2,927	$3,157	$11,906
PDx:
Cost of sales	$295	$314	$312	$314	$1,236
Other segment items(1)	126	125	120	119	490
Total PDx	$421	$439	$432	$433	$1,725
PCS:
Cost of sales	$460	$480	$486	$505	$1,930
Other segment items(1)	206	215	211	216	848
Total PCS	$666	$694	$697	$721	$2,778
(1) Other segment items for each segment includes selling, general, administrative, research, and development related expenses, as well as other segment income and expenses.

Segment EBIT	For the three months ended
Unaudited	March 31, 2026
Segment EBIT
AIS	$479
PDx	197
PCS	10
Other(1)	5
691
Restructuring costs	(49)
Acquisition and disposition-related benefits (charges)	(35)
Gain (loss) on business and asset dispositions	—
Spin-Off and separation costs	(2)
Amortization of acquisition-related intangible assets	(47)
Investment revaluation gain (loss)	(8)
Interest and other financial charges – net	(96)
Non-operating benefit income (costs)	51
Income before income taxes	$505
(1) Financial information not presented within the reportable segments, shown within the Other category, primarily represents HFS, which does not meet the definition of an operating segment.

Segment EBIT	For the three months ended				For the year ended
Unaudited	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
Segment EBIT
AIS	$460	$455	$512	$641	$2,067
PDx	205	213	220	234	872
PCS	48	60	27	74	209
Other(1)	2	1	2	2	7
	715	729	761	950	3,155
Restructuring costs	(22)	(18)	(31)	(48)	(120)
Acquisition and disposition-related benefits (charges)	(8)	(7)	(9)	(15)	(39)
Gain (loss) on business and asset dispositions	10	(5)	—	—	5
Spin-Off and separation costs	(24)	(5)	(6)	(3)	(38)
Amortization of acquisition-related intangible assets	(35)	(40)	(41)	(41)	(156)
Investment revaluation gain (loss)	92	(1)	4	16	112
Interest and other financial charges – net	(110)	(113)	(111)	(105)	(440)
Non-operating benefit income (costs)	74	73	75	66	288
Income before income taxes	$692	$613	$643	$820	$2,768
(1) Financial information not presented within the reportable segments, shown within the Other category, primarily represents HFS, which does not meet the definition of an operating segment.

Segment EBIT	For the three months ended				For the year ended
Unaudited	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Segment EBIT
AIS	$422	$463	$518	$676	$2,080
PDx	178	200	193	212	783
PCS	81	78	82	106	347
Other(1)	(1)	1	1	—	2
	681	742	795	994	3,211
Restructuring costs	(40)	(29)	(22)	(30)	(120)
Acquisition and disposition-related benefits (charges)	—	3	4	(9)	(3)
Gain (loss) on business and asset dispositions	—	—	(1)	—	—
Spin-Off and separation costs	(60)	(67)	(56)	(68)	(251)
Amortization of acquisition-related intangible assets	(31)	(35)	(34)	(36)	(137)
Investment revaluation gain (loss)	(20)	(6)	(1)	4	(22)
Interest and other financial charges – net	(122)	(131)	(130)	(121)	(504)
Non-operating benefit income (costs)	102	101	102	100	406
Income before income taxes	$512	$578	$658	$834	$2,581
(1) Financial information not presented within the reportable segments, shown within the Other category, primarily represents HFS, which does not meet the definition of an operating segment.

Depreciation and Amortization by Segment	For the three months ended
March 31, 2026
AIS	$72
PDx	20
PCS	13

Depreciation and Amortization by Segment	For the three months ended				For the year ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
AIS	$75	$75	$73	$73	$297
PDx	12	17	19	19	66
PCS	13	13	14	13	53

Depreciation and Amortization by Segment	For the three months ended				For the year ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
AIS	$86	$83	$82	$77	$327
PDx	16	15	12	12	55
PCS	15	14	13	14	55

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures presented in this Exhibit 99 are supplemental measures of our performance that we believe will help investors understand our results of operations, and assess our future prospects. When read in conjunction with our U.S. GAAP results, these non-GAAP financial measures provide a baseline for analyzing trends in our underlying businesses and can be used by management as one basis for making financial, operational, and planning decisions.

We report Organic revenue and Organic revenue growth rate to provide management and investors with additional understanding and visibility into the underlying revenue trends of our established, ongoing operations, as well as provide insights into overall demand for our products and services. To calculate these measures, we exclude the effect of acquisitions, dispositions, and foreign currency rate fluctuations.

Organic Revenue*	For the three months ended March 31
Unaudited	2026	2025	% change
AIS revenues	$3,640	$3,379	7.7%
Less: Acquisitions(1)	11	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	114	—
AIS Organic revenue*	$3,515	$3,379	4.0%
PDx revenues	$770	$632	21.7%
Less: Acquisitions(1)	50	1
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	28	—
PDx Organic revenue*	$692	$631	9.7%
PCS revenues	$704	$753	(6.5)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	12	—
PCS Organic revenue*	$692	$753	(8.1)%
Other revenues	$18	$13	37.7%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$18	$13	37.7%
Total revenues	$5,131	$4,777	7.4%
Less: Acquisitions(1)	60	1
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	155	—
Organic revenue*	$4,916	$4,776	2.9%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction, excluding the impact of Foreign currency exchange already captured in lines elsewhere.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended December 31			For the year ended December 31
Unaudited	2025	2024	% change	2025	2024	% change
AIS revenues	$4,077	$3,833	6.4%	$14,599	$13,986	4.4%
Less: Acquisitions(1)	1	—		15	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	56	—		65	—
AIS Organic revenue*	$4,020	$3,833	4.9%	$14,519	$13,986	3.8%
PDx revenues	$790	$646	22.3%	$2,900	$2,508	15.6%
Less: Acquisitions(1)	51	1		154	4
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	13	—		21	—
PDx Organic revenue*	$726	$645	12.7%	$2,724	$2,504	8.8%
PCS revenues	$825	$827	(0.3)%	$3,086	$3,125	(1.2)%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	7	—		7	—
PCS Organic revenue*	$818	$827	(1.1)%	$3,079	$3,125	(1.5)%
Other revenues	$7	$13	(48.1)%	$40	$52	(23.0)%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	—	—		—	—
Other Organic revenue*	$7	$13	(48.1)%	$40	$52	(23.3)%
Total revenues	$5,698	$5,319	7.1%	$20,625	$19,672	4.8%
Less: Acquisitions(1)	52	1		169	4
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	75	—		94	—
Organic revenue*	$5,571	$5,318	4.8%	$20,363	$19,667	3.5%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended September 30
Unaudited	2025	2024	% change
AIS revenues	$3,649	$3,445	5.9%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	41	—
AIS Organic revenue*	$3,608	$3,445	4.7%
PDx revenues	$749	$625	19.8%
Less: Acquisitions(1)	51	1
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	15	—
PDx Organic revenue*	$683	$623	9.6%
PCS revenues	$731	$779	(6.2)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	4	—
PCS Organic revenue*	$727	$779	(6.7)%
Other revenues	$15	$15	(1.5)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$14	$15	(3.1)%
Total revenues	$5,143	$4,863	5.8%
Less: Acquisitions(1)	51	1
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	60	—
Organic revenue*	$5,033	$4,862	3.5%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended June 30
Unaudited	2025	2024	% change
AIS revenues	$3,493	$3,419	2.2%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	25	—
AIS Organic revenue*	$3,468	$3,419	1.4%
PDx revenues	$729	$639	14.1%
Less: Acquisitions(1)	53	2
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	7	—
PDx Organic revenue*	$669	$637	5.0%
PCS revenues	$778	$772	0.8%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	3	—
PCS Organic revenue*	$775	$772	0.4%
Other revenues	$6	$9	(39.2)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$6	$9	(40.6)%
Total revenues	$5,007	$4,839	3.5%
Less: Acquisitions(1)	53	2
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	36	—
Organic revenue*	$4,917	$4,837	1.7%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended March 31
Unaudited	2025	2024	% change
AIS revenues	$3,379	$3,289	2.7%
Less: Acquisitions(1)	14	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(57)	—
AIS Organic revenue*	$3,423	$3,289	4.1%
PDx revenues	$632	$599	5.6%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(14)	—
PDx Organic revenue*	$646	$599	7.9%
PCS revenues	$753	$747	0.8%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(7)	—
PCS Organic revenue*	$760	$747	1.7%
Other revenues	$13	$15	(11.4)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$13	$15	(10.0)%
Total revenues	$4,777	$4,650	2.7%
Less: Acquisitions(1)	14	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(78)	—
Organic revenue*	$4,842	$4,650	4.1%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure